UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Church & Dwight Co., Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 30, 2020.

Meeting Information
CHURCH & DWIGHT CO., INC.	Meeting Type: Annual Meeting
For holders as of: March 3, 2020
CHURCH & DWIGHT CO., INC. PRINCETON SOUTH CORPORATE PARK 500 CHARLES EWING BOULEVARD EWING, NJ 08628	Date: April 30, 2020 Time: 12:00 p.m. EDT
Location: Church & Dwight Co., Inc. Princeton South Corporate Park 500 Charles Ewing Boulevard Ewing, NJ 08628
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT 2019 ANNUAL REPORT TO STOCKHOLDERS
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2020 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You can vote by telephone by calling the toll-free number that appears on the proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following nominees:

1.	Election of five nominees to serve as directors for a term of one year;

Nominees:

1a.	James R. Craigie

1b.	Bradley C. Irwin

1c.	Penry W. Price

1d.	Janet S. Vergis

1e.	Arthur B. Winkleblack

The Board of Directors recommends that you vote FOR the following proposals:

2.	An advisory vote to approve compensation of our named executive officers;

3.

Proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation to give holders of 25% of Company stock that meet certain requirements the right to request a special meeting;

4.	Proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation to eliminate certain supermajority voting requirements to amend certain of its provisions;

5.

Proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation to move certain advance notice requirements with respect to director nominees and other proposals submitted by stockholders to the Company’s Bylaws (such requirements to be updated);

6.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

To act on such other business as may properly be brought before the meeting and any adjournments or postponements thereof.